UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 1, 2019

Commission File Number: 0-24260

AMEDISYS, INC.

(Exact Name of Registrant as specified in its Charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3854 American Way, Suite A, Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 2 — FINANCIAL INFORMATION

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As reported in the Current Report on Form 8-K filed by Amedisys, Inc. (“we,” “us,” “our” or the “Company”) on February 4, 2019, the Company completed the acquisition of Compassionate Care Hospice Group, Inc. (“CCH”) on February 1, 2019.

This Current Report on Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by the Company on February 4, 2019. This Amendment No. 1 is being filed solely to provide the historical financial statements of CCH and unaudited pro forma information described in Item 9.01 below.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired

The audited consolidated and combined financial statements of Compassionate Care Hospice Group, Inc. and Subsidiaries and Affiliates as of and for the years ended December 31, 2017 and 2016 and the unaudited interim condensed consolidated and combined financial statements as of September 30, 2018 and for the nine-month periods ended September 30, 2018 and 2017, are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are included herein.

(b) Pro forma financial information

The unaudited pro forma consolidated and combined financial information as of and for the year ended December 31, 2018 is attached hereto as Exhibit 99.3.

(d) Exhibits

23.1	Consent of BDO USA, LLP, Independent Auditors for CCH and Subsidiaries and Affiliates.

99.1	Audited consolidated and combined financial statements of Compassionate Care Hospice Group, Inc. and Subsidiaries and Affiliates as of and for the years ended December 31, 2017 and 2016.

99.2	Unaudited interim condensed consolidated and combined financial statements of Compassionate Care Hospice Group, Inc. and Subsidiaries and Affiliates as of September 30, 2018 and for the nine-month periods ended September 30, 2018 and 2017.

99.3	Unaudited pro forma consolidated and combined financial information as of and for the year ended December 31, 2018.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

(Registrant)

By:	/s/ Scott G. Ginn
Scott G. Ginn
Chief Financial Officer
(Principal Financial Officer)

DATE: April 17, 2019